EXHIBIT 1 - UNDERWRITING AGREEMENT

                                                             EXECUTION COPY


                             US AIRWAYS, INC.
                         Pass Through Certificates
                          Series 2000-3, Class G
                          UNDERWRITING AGREEMENT

                                                           October 26, 2000

Morgan Stanley & Co. Incorporated
Credit Lyonnais Securities (USA) Inc.
Deutsche Bank Securities Inc.
SG Cowen Securities Corporation

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

               US AIRWAYS, INC., a Delaware corporation (the "Company"), proposes that State Street Bank and Trust Company of Connecticut, National Association, as pass through trustee (the "Trustee") under the Class G Trust, (as defined below) issue and sell to the underwriters named in
Schedule II hereto its pass through certificates in the aggregate principal amounts and with the interest rates and final distribution dates set forth on Schedule I hereto (the "Offered Certificates") on the terms and conditions stated herein and in Schedule III. Concurrently with the issuance of the Offered Certificates the Company is proposing that the Trustee under the Class C Trust (as defined below) issue and sell to Airbus Industrie Financial Services ("AIFS") pursuant to an agreement between the Company and AIFS (the "Class C Purchase Agreement") its pass through certificates in the aggregate principal amount and with the interest rate and final distribution date set forth on Schedule IV hereto (the "Class C Certificates", together with the Offered Certificates, the "Certificates").

               The Certificates will be issued pursuant to the Pass Through Trust Agreement (the "Basic Agreement") between the Company and the Trustee, as supplemented with respect to each series of Certificates by a separate Pass Through Trust Supplement to be dated as of the Closing Date (as defined below) (individually, a "Series Supplement"), between the Company and the Trustee (the Basic Agreement as supplemented by each such Series Supplement being referred to herein individually as the "Pass Through Agreement"). The Series Supplements are related to the creation and administration of US Airways Pass Through Trust, Series 2000-3G (the "Class G Trust") and US Airways Pass Through Trust, Series 2000-3C (the "Class C Trust"; together with the Class G Trust, the "Trusts").

               As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firms named as Underwriters in Schedule II, and the term "you" shall mean the Underwriter or Underwriters, if no underwriting syndicate is purchasing the Offered Certificates or the representative or representatives of the Underwriters if an underwriting syndicate is purchasing the Offered Certificates, as indicated in Schedule II.

               The cash proceeds of the offering of Certificates by each Trust will be paid to First Security Bank, National Association, as escrow agent (the "Escrow Agent"), under an Escrow and Paying Agent Agreement among the Escrow Agent, the Underwriters (in the case of the Offered Certificates) or AIFS (in the case of the Class C Certificates), the Trustee and State Street Bank and Trust Company of Connecticut, National Association, as paying agent (the "Paying Agent"), for the benefit of the holders of Certificates issued by such Trust (each, an "Escrow Agreement"). The Escrow Agent will deposit such cash proceeds (each, a "Deposit") with ABN AMRO, N.V., acting through its Chicago branch, (the "Depositary"), in accordance with a Deposit Agreement relating to the respective Trust (each, a "Deposit Agreement"), and will withdraw Deposits upon request to allow the Trustee to purchase Equipment Notes (as defined in the Note Purchase Agreement referred to herein) from time to time pursuant to a Note Purchase Agreement to be dated as of the Closing Date (the "Note Purchase Agreement") among the Company, State Street Bank and Trust Company of Connecticut, National Association, as Trustee of each of the Trusts, as Subordination Agent (as hereinafter defined) and as Paying Agent, and the Escrow Agent. Each Escrow Agent will issue receipts to be attached to each related Certificate ("Escrow Receipts") representing each holder's fractional undivided interest in amounts deposited with such Escrow Agent and will pay to such holders through the related Paying Agent interest accrued on the Deposits and received by such Paying Agent pursuant to the related Deposit Agreement at a rate per annum equal to the interest rate applicable to the corresponding Certificates.

               Certain amounts of interest payable on the Certificates will be entitled to the benefits of separate liquidity facilities. Morgan Stanley Capital Services, Inc. (the "Liquidity Provider") will enter into a separate revolving credit agreement with respect to each Trust (each, a "Liquidity Facility") to be dated as of the Closing Date for the benefit of the holders of the Certificates. The Liquidity Provider, MBIA Insurance Corporation, as provider of the Policy referred to below (in such capacity, the "Policy Provider") and the holders of the Certificates will be entitled to the benefits of an Intercreditor Agreement to be dated as of the Closing Date (the "Intercreditor Agreement") among the Trustees, State Street Bank and Trust Company of Connecticut, National Association, as subordination agent and trustee thereunder (the "Subordination Agent"), the Policy Provider and the Liquidity Provider.

               Payments of interest on the Offered Certificates will be supported by a financial guaranty insurance policy (the "Policy") issued by the Policy Provider to the extent the Liquidity Facility and any funds contained in the cash collateral account funded from such Liquidity Facility are insufficient or unavailable for that purpose. The Policy will also support the payment of the final distribution on the Offered Certificates and will take effect in certain other circumstances described in the Intercreditor Agreement and the Policy. The Policy will be issued pursuant to an insurance and indemnity agreement dated as of the Closing Date (the "Policy Provider Agreement") among the Policy Provider, the Company and the Subordination Agent. Under the Intercreditor Agreement, the Policy Provider will be entitled to reimbursement for amounts paid pursuant to claims made under the Policy.

               The Company has filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (File No. 333-47348) relating to pass through certificates (such registration statement, in the form in which it became effective (including the respective exhibits thereto and the respective documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), that are incorporated by reference therein, as filed with the Commission on October 5, 2000, and any further amendments at the date hereof, being herein referred to as the "Registration Statement") and the offering thereof from time to time in accordance with Rule 415 of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"). The Registration Statement has been declared effective by the Commission.

               The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Certificates pursuant to Rule 424 under the Securities Act. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Certificates, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Exchange Act.

               Capitalized terms not otherwise defined in this Agreement shall have the meanings specified therefor in the Pass Through Agreements, the Note Purchase Agreement or the Intercreditor Agreement referred to in the Pass Through Agreement; provided that, as used in this Agreement, the term "Operative Documents" shall mean the Class C Purchase Agreement, the Deposit Agreements, the Escrow Agreements, the Intercreditor Agreement, the Liquidity Facilities, the Policy, the Policy Provider Agreement, the Indemnification Agreement dated the date hereof (the "Indemnification Agreement") among the Company, the Policy Provider and the Underwriters, the Indentures, the Leases, the Note Purchase Agreement, the Participation Agreements, the Trust Agreements and the Pass Through Agreements. As used herein the term "Financing Agreements" shall mean with respect to each Aircraft the related FAA Bill of Sale, Trust Indenture and Lease (each as defined in the Participation Agreements).

               1. Representations and Warranties. The Company represents and warrants to, and agrees with, you and each Underwriter named in
Schedule II that as of the date hereof:

                (a) The Registration Statement and the Prospectus comply as to form and, as amended or supplemented, if applicable, will comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                The Registration Statement, at the time it became effective, did not contain, and the Registration Statement, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, not misleading; the Prospectus, as of the date hereof does not contain, and will not contain for so long as you are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Offered Certificates, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (a) shall not apply to (i) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through Morgan Stanley & Co. Incorporated ("Morgan") expressly for use in the Registration Statement or Prospectus, (ii) that part of the Registration Statement which constitutes the Statement of Eligibility of Trustee on Form T-1 or (iii) statements in or omissions from the Prospectus made with respect to information relating to the Policy Provider.

                The Registration Statement has become effective. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                (b) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together and with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; provided, however, that the representations and warranties in this subsection
        (b) shall not apply to documents incorporated by reference in the Prospectus relating to the Policy Provider.

                (c) The accountants who certified the financial statements pertaining to the Company included or incorporated by reference in the Registration Statement or Prospectus are independent public accountants as required by the Securities Act.

                (d) Neither the Company nor the Class G Trust is an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and after giving effect to the offering and sale of the Offered Certificates and the application of the proceeds thereof as described in the Prospectus, the Class G Trust will not be, and the escrow arrangements relating to the Class G Trust contemplated by the respective Escrow Agreement will not result in the creation of, an "investment company", as defined in the Investment Company Act.

                (e) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) or is exempt therefrom.

                (f) The execution and delivery by the Company of this Agreement, each Pass Through Agreement and the other Operative Documents to which the Company is or will be a party, the consummation by the Company of the transactions contemplated herein and therein and in the Prospectus and compliance with the terms hereof and thereof do not and will not result in any violation of the charter or by-laws of the Company and do not and will not conflict with or violate, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (i) any indenture, mortgage or loan agreement, or any other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches, violations, defaults, liens, charges or encumbrances that, individually or in the aggregate, would not have a material adverse effect on the financial condition or on the earnings or business affairs of the Company and its subsidiaries considered as a single entity), (ii) any existing applicable law, rule or regulation or (iii) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties.

                (g) No authorization, approval, consent, license, order of or registration or filing with, or the giving of notice to, any government, governmental instrumentality or court, domestic or foreign, or other regulatory body or authority (other than with respect to the effectiveness of the Registration Statement under the 1933 Act of the qualification of the Pass Through Agreements under Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "1939 Act") and other than with respect to the securities or Blue Sky laws of the various states) is required to be obtained or made by the Company for the valid authorization, execution, delivery and performance by the Company of this Agreement or any of the Operative Documents to which the Company is or will be a party or the consummation of the transactions contemplated by this Agreement or any such Operative Documents, except such as may be required under (i) the securities or Blue Sky laws of the various states or (ii) the Transportation Code and the Uniform Commercial Code as in effect in Utah and Virginia, which filings or recordings referred to in this clause
        (ii), with respect to any particular set of Financing Agreements, shall have been made or duly presented for filing or recordation in all material respects or shall be in the process of being duly filed or filed for recordation in all material respects, on or prior to the applicable Delivery Date (as defined in the Participation Agreements) for the Aircraft related to such Financing Agreements.

                (h) This Agreement has been duly authorized by all necessary corporate action and duly executed and delivered by the Company. The Operative Documents to which the Company will be a party will be duly executed and delivered by the Company on or prior to the Closing Date or the applicable Delivery Date (as defined in the Participation Agreements), as the case may be.

                (i) The Operative Documents to which the Company is or will be a party have been duly authorized by all necessary corporate action, will each be substantially in the form heretofore supplied to you and will constitute, when duly executed and delivered by the Company (assuming that such Operative Documents constitute valid and binding obligations of each other party thereto), valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and
        (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Basic Agreement as executed is substantially in the form filed as an exhibit to the Registration Statement and has been duly qualified under the 1939 Act. The Certificates and the Operative Documents to which the Company is, or is to be, a party will conform in all material respects to the descriptions thereof in the Prospectus.

                (j) When executed, issued, authenticated and delivered pursuant to the provisions of the Pass Through Agreements and sold and paid for as provided in this Agreement and the Class C Purchase Agreement, the Certificates will constitute valid and legally binding obligations of the Trustee enforceable in accordance with their terms, except to the extent that enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Certificates will be entitled to the benefits provided by such Pass Through Agreements. When executed, authenticated, issued and delivered in the manner provided for in the related Escrow Agreement, the Escrow Receipts will be legally and validly issued and will be entitled to the benefits of the related Escrow Agreement.

                (k) The Equipment Notes to be issued under each applicable Indenture, when duly executed and delivered by the related Owner Trustee or the Company, as the case may be, and duly authenticated by the Indenture Trustee in accordance with the terms of such Indenture, will be duly issued under such Indenture and will constitute the valid and binding obligations of such Owner Trustee or the Company, as the case may be, enforceable in accordance with their terms, except that enforceability thereof may be limited by
        (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Holders thereof will be entitled to the benefits of such Indenture.

                (l) No Appraiser nor the Policy Provider is an affiliate of the Company or has a substantial interest, direct or indirect, in the Company. None of the officers and directors of any of the Appraisers or of the Policy Provider is connected with the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, when so filed complied as to form in all material respects with the Securities Act.

               The parties agree that any certificate signed by a duly authorized officer of the Company and delivered to an Underwriter, or to counsel for the Underwriters, on the Closing Date and in connection with this Agreement or the offering of the Certificates, shall be deemed a representation and warranty by (and only by) the Company to the Underwriters as to the matters covered thereby.

               2. Purchase and Delivery. (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and the conditions herein set forth and in Schedule III, the Company agrees to cause the Trustee to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trustee, at the purchase price specified in Schedule I, the respective amounts of the Offered Certificates set forth opposite the name of such Underwriter in Schedule II. Concurrently with the issuance of the Offered Certificates, the Escrow Agent shall issue and deliver to the Trustee the Escrow Receipts in accordance with the terms of the related Escrow Agreement, which Escrow Receipts shall be attached to the related Certificates.

               (b) The Company is advised by you that the Underwriters propose to make a public offering of the Offered Certificates as soon after this Agreement has been entered into as in your judgment is advisable as set forth in the Prospectus.

               (c) As compensation to the Underwriters for their respective commitments and obligations hereunder in respect of the Offered Certificates, including their respective undertakings to distribute the Offered Certificates, the Company will pay to you for the accounts of the Underwriters the amount set forth in Schedule III hereto, which amount shall be allocated among the Underwriters in the manner determined by you. Such payment will be made on the Closing Date simultaneously with the issuance and sale of the Offered Certificates (with the related Escrow Receipts attached) to the Underwriters. Payment of such compensation shall be made by wire transfer of immediately available funds.

               (d) Delivery of and payment of the purchase price for the Offered Certificates to be purchased by the Underwriters (with attached Escrow Receipts) shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, 4 Times Square, New York, NY 10036 (or at such other place as shall be agreed upon by you and the Company) at 10:00 A.M., New York City time, on the seventh business day following the date hereof or such other date, time and place as may be agreed upon by the Company and you (such date and time of delivery and payment for the Offered Certificates (with attached Escrow Receipts) being herein called the "Closing Date"). Delivery of the Offered Certificates (with attached Escrow Receipts) issued by the Class G Trust shall be made to your account at The Depository Trust Company ("DTC") for the respective accounts of the several Underwriters against payment by the Underwriters of the purchase price thereof by wire transfer of immediately available funds to the accounts and in the manner specified in the related Escrow Agreement. The Offered Certificates (with attached Escrow Receipts) shall be in the form of one or more fully registered global certificates, and shall be deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co.

               (e) The Company agrees to have the Offered Certificates (with attached Escrow Receipts) available for inspection and checking by you in New York, New York not later than 1:00 P.M. on the business day prior to the Closing Date.

               3. Conditions to Closing. The several obligations of the Underwriters to purchase and pay for the Offered Certificates pursuant to this Agreement are subject to the accuracy of and compliance with the representations and warranties of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the officers of the Company made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder and to the following further conditions:

                (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading in the rating accorded any of the securities of the Company by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in such rating.

                (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any material adverse change, or any development reasonably likely to result in a material adverse change, in the financial condition or in the earnings or business affairs of the Company from that set forth or contemplated in the preliminary prospectus, that, in your judgment, makes it impracticable to market the Offered Certificates on the terms and in the manner contemplated in the Prospectus.

                (c) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by a Vice President, Treasurer or Assistant Treasurer of the Company, to the effect (i) that no event set forth in clause (a) above has occurred, (ii) that the representations and warranties of the Company contained herein are true and correct as of the Closing Date (except to the extent that a representation or warranty expressly relates to an earlier or later date, in which case it will be true and correct as of such date), (iii) that there shall not have occurred any material adverse change, or any development reasonably likely to result in a material adverse change, in the financial condition or in the earnings or business affairs of the Company from that set forth or contemplated in the Prospectus, and (iv) that the Company shall have performed in all material respects all of its obligations to be performed hereunder on or prior to the Closing Date. The officer signing and delivering such certificate may rely on the best of his or her knowledge.

                (d) You shall have received on the Closing Date an opinion, dated the Closing Date, from the General Counsel, Deputy General Counsel or Associate General Counsel of the Company, in form satisfactory to you and your counsel, to the effect that:

                       (i) The Company has been duly incorporated and is
               validly existing as a corporation in good standing under the laws of the State of Delaware and has all necessary corporate power and authority under such laws to own its properties, to conduct its business as described in the Prospectus, to enter into this Agreement and each of the Operative Documents to which it is a party and to perform its obligations hereunder and thereunder (except where the failure to have such power or authority would not have a material adverse effect on the Company); and the Company is duly qualified to transact business as a foreign corporation in good standing in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the Company);

                       (ii) The Company is an "air carrier" and a "citizen
               of the United States" withinthe meaning of the Transportation Code, and holds an air carrier operating certificate issued pursuant to chapter 447 of Title 49 of the United States Code; the descriptions in the Registration Statement and the Prospectus with respect to statutes, contracts, administrative orders and regulations and legal and governmental proceedings are accurate and fairly summarize the information required to be shown; and there are, to the best of such counsel's knowledge, no statutes, administrative orders or regulations or pending or threatened legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required, nor any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus, or to be filed as exhibits to the Registration Statement, that are not so described, referred to or filed as required;

                       (iii) The statements in the Prospectus as to the
               routes that the Company presently operates or is authorized to operate are correct in all material respects. Except as disclosed in the Prospectus, no action or proceeding has been instituted or to such counsel's knowledge, has been threatened by the United States Department of Transportation, the Federal Aviation Administration or the aeronautical authorities of any other country that would impair the Company's ability to operate such routes;

                       (iv) This Agreement has been duly authorized,
               executed and delivered by the Company;

                       (v) No authorization, approval, consent, license,
               order of, or registration with, or the giving of notice to, any government, governmental instrumentality, or court, domestic or foreign, or other regulatory body or authority (other than with respect to the effectiveness of the Registration Statement under the 1933 Act or the qualification of the Basic Agreement under the 1939 Act and other than with respect to the securities or Blue Sky laws of the various states and with respect to any registration, filing or recording that may be required under the Transportation Code and the Uniform Commercial Code as in effect in various jurisdictions) is required to be obtained or made by the Company for the valid authorization, issuance, sale and delivery of the Certificates and the Equipment Notes relating thereto or for the valid authorization, execution, delivery and performance by the Company of this Agreement and each of the Operative Documents to which the Company is a party or the consummation of the transactions contemplated by this Agreement and such Operative Documents;

                       (vi) The execution and delivery by the Company of
               this Agreement and the Operative Documents to which the Company is or will be a party, the issuance and sale of the Certificates and the related Equipment Notes, the issuance of the Escrow Receipts attached to the Certificates, the consummation by the Company of the transactions contemplated herein and therein and in the Prospectus and compliance with the terms hereof and thereof do not and will not result in any violation of the charter or by-laws of the Company and do not and will not conflict with or violate, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any indenture, mortgage or loan agreement, or any other agreement or instrument known to such counsel, to which the Company is a party or by which either it be bound or to which any of its properties may be subject (except for such conflicts, breaches, defaults, violations, liens, charges or encumbrances that, individually or in the aggregate, would not have a material adverse effect on the financial condition or on the earnings or business affairs of the Company and its subsidiaries considered as a single entity), (B) any existing applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states, as to which such counsel need express no opinion) or (C) any judgment, order or decree known to such counsel of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties;

                       (vii) No default exists in the performance or
               observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement;

                       (viii) Except as disclosed in the Prospectus, there
               is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of such counsel, threatened against or affecting the Company that might reasonably be expected to result in any material adverse change in the financial condition or in the earnings or business affairs of the Company, or that could adversely affect the consummation of the transactions contemplated by this Agreement or any of the other Operative Documents to which the Company is a party; and

                       (ix) Such counsel has participated in the
               preparation of the Registration Statement, the Prospectus and the documents incorporated by reference in the Prospectus and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, and except for the Statement of Eligibility on Form T-1 of the Trustee, as to which such counsel need express no opinion), at the time the Registration Statement became effective, contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus or any amendment or supplement thereto (except for (1) the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom and (2) statements in or omissions from the Prospectus made with respect to information relating to the Policy Provider, as to both of which such counsel need express no opinion), at the time the Prospectus was issued, at the time any amended or supplemented Prospectus was issued or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance reasonably satisfactory to you and substantially to the effect set forth in Exhibit A hereto.

                (f) You shall have received on the Closing Date an opinion of Bingham Dana, LLP, counsel for State Street Bank and Trust Company of Connecticut, National Association, individually and as Trustee, Subordination Agent and Paying Agent, dated the Closing Date, in form and substance reasonably satisfactory to you and substantially to the effect set forth in Exhibit B hereto.

                (g) You shall have received on the Closing Date an opinion of Ray, Quinney & Nebeker, counsel for the Escrow Agent, dated the Closing Date, in form and substance reasonably satisfactory to you and substantially to the effect set forth in Exhibit C hereto.

                (h) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Liquidity Provider, dated the Closing Date, in form and substance reasonably satisfactory to you and substantially to the effect set forth in Exhibit D hereto.

                (i) You shall have received on the Closing Date the opinion of Vedder, Price, Kaufman & Kammholz, special U.S. counsel for the Depositary for the Trusts, dated the Closing Date, in form and substance reasonably satisfactory to you and substantially to the effect set forth in Exhibit E hereto.

                (j) You shall have received on the Closing Date the opinion of Clifford Chance, Dutch counsel for the Depositary for the Trusts, dated the Closing Date, in form and substance reasonably satisfactory to you and substantially to the effect set forth in Exhibit F hereto.

                (k) You shall have received the opinion, dated as of the Closing Date, of the General Counsel for the Policy Provider, in form and substance reasonably satisfactory to you and substantially to the effect set forth in Exhibit G.

                (l) You shall have received the opinion of Shaw Pittman, special counsel to the Policy Provider, dated as of the Closing Date, in form and substance reasonably satisfactory to you and substantially to the effect set forth in Exhibit H.

                (m) You shall have received on the Closing Date an opinion of Milbank, Tweed, Hadley & McCloy LLP, as counsel for the Underwriters, dated as of the Closing Date, with respect to the issuance and sale of the Offered Certificates, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require.

                (n) On the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings therefor shall have been instituted or threatened by the Commission.

                (o) Each of the Appraisers shall have furnished to the Underwriters a letter from such Appraiser, addressed to the Company and dated the Closing Date, confirming that such Appraiser and each of its directors and officers (i) is not an affiliate of the Company or any of its affiliates, (ii) does not have any substantial interest, direct or indirect, in the Company or any of its affiliates and (iii) is not connected with the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                (p) At the Closing Date, each of the Operative Documents (other than the Indentures, Leases and Participation Agreements) shall have been duly executed and delivered by each of the parties thereto; the representations and warranties of the Company contained in each of such executed Operative Documents shall be true and correct in all material respects as of the Closing Date (except to the extent that they relate solely to an earlier or later date, in which case they shall be true and correct as of such earlier or later date) and the Underwriters shall have received a certificate of the President or a Vice President of the Company, dated as of the Closing Date, to such effect.

                (q) On the Closing Date, the Offered Certificates shall be rated "AAA" by Standard & Poor's Ratings Service and "Aaa" by Moody's Investors Service, Inc.

                (r) The Underwriters shall have received on each of the date of this Agreement and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain other financial or statistical data and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

                (s) The Class C Certificates (with attached Escrow Receipts) in the amount and containing the terms described in the Prospectus shall be concurrently issued and purchased.

               4. Covenants of the Company. The Company covenants with each Underwriter as follows:

                (a) The Company has prepared a preliminary prospectus, and immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement in connection with the offering of the Offered Certificates. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the Securities Act.

                (b) The Company will notify you promptly (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the Exchange Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement relating in any way to the offer and sale of the Offered Certificates, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose.

                (c) The Company will give you notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the Exchange Act, the Securities Act or otherwise, and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be.

                (d) The Company will deliver to you as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request. The Company will furnish to you, without charge, as many copies of the Prospectus and any supplements and amendments thereto as you may reasonably request so long as you are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Offered Certificates.

                (e) If, during the period after the first date of the public offering of the Offered Certificates as in the written opinion of counsel for the Underwriters (which counsel shall be reasonably acceptable to the Company, provided that Milbank, Tweed, Hadley & McCloy LLP shall be acceptable to the Company) the Prospectus is required by the Securities Act to be delivered in connection with sales of the Offered Certificates by an Underwriter or dealer any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or if it shall be necessary, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the Securities Act or the rules and regulations of the Commission thereunder, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Exchange Act, the Securities Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

                (f) The Company will endeavor to qualify the Offered Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to maintain such qualification for as long as you shall reasonably request (provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or to subject itself to taxation as doing business in any jurisdiction in which it is not otherwise required to be so qualified) and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Offered Certificates for investment under the laws of such jurisdictions as you may designate, as well as all reasonable expenses payable in connection with the review (if any) of the offering of the Offered Certificates by the National Association of Securities Dealers, Inc. (including any filing fees and reasonable fees and expenses of counsel for the Underwriters in connection therewith).

                (g) Whether or not any sale of such Offered Certificates is consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of any and all amendments to the Registration Statement and any and all amendments to the Prospectus; (ii) the filing of this Agreement; (iii) the preparation, issuance and delivery of the Offered Certificates;
        (iv) the reasonable fees and disbursements of the Company's accountants and counsel, of the Trustee, the Policy Provider, the Subordination Agent, each Liquidity Provider, each Depositary, the Escrow Agent, the related Owner Trustees and the Indenture Trustee and their respective counsel, and of any registrar, paying agent and authenticating agent; (v) the qualification of the Offered Certificates under securities laws in accordance with the provisions of Section 4(f), including filing fees and the reasonable fees and disbursements of counsel to the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey; (vi) the preparation and delivery to the Underwriters of copies of the Pass Through Agreements and the other Operative Documents, including all expenses incident to the performance of the Company's obligations under the Pass Through Agreements, Participation Agreements, Indentures, Leases and each of the other agreements and instruments referred to in the Indentures and Participation Agreements; (vii) any fees charged by rating agencies for the rating of the Offered Certificates; (viii) any fees charged by the Appraisers for the preparation and delivery of the appraisal letters; and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

                (h) The Company will not, during the period beginning on the date of this Agreement and continuing to the Closing Date, offer or sell, or enter into any agreement to sell, any equipment notes, pass through certificates, equipment trust certificates or equipment purchase certificates secured by aircraft owned or leased by the Company (or rights relating thereto), other than the Class C Certificates and the Equipment Notes relating thereto, without the prior written consent of the Underwriters.

                (i) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                (j) The Company will make generally available to its securities holders and you as soon as practicable (but in any event not later than 45 days) after the close of the period covered thereby, an earnings statement (which shall satisfy the provisions of Section 11(a) under the Securities Act) covering each twelve-month period beginning, in each case, not later than the first day of the Company's first full fiscal quarter after the date of this Agreement.

               5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to: (i) any Underwriter furnished to the Company in writing by such Underwriter through Morgan expressly for use therein; and
(ii) the Policy Provider; provided, however, that the foregoing indemnity agreement, with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Certificates, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Certificates to such person, and if the Prospectus (as so amended or supplemented) would have cured the defects giving rise to such losses, claims, damages or liabilities.

               (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through Morgan expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

               (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Certificates shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Certificates (before deducting expenses) received by the Trusts and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in (or in the notes to) the table on the cover of the Prospectus, bear to the aggregate offering price of the Offered Certificates. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective principal amount of Offered Certificates they have purchased hereunder, and not joint.

               (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 5 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Certificates. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               (f) The indemnity and contribution provisions contained in this Section and the representations, warranties and other statements of the Company contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Certificates.

               6. Termination. This Agreement shall be subject to termination in your absolute discretion, by oral notice confirmed in writing, given by you to the Company, which notice cites one of the specific events set forth below that has occurred, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., or the Chicago Board of Options Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Offered Certificates on the terms and in the manner contemplated in the Prospectus.

               7. Default of Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Offered Certificates that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Offered Certificates, the other Underwriters shall be obligated severally in the proportions that the principal amount of Offered Certificates set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Offered Certificates set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Offered Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Offered Certificates that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 7 by an amount in excess of one-ninth of such principal amount of Offered Certificates without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Certificates which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Offered Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Offered Certificates to be purchased on such date and arrangements satisfactory to you and the Company for the purchase of such Offered Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

               8. Notices. All notices and other communications under this Agreement shall be in writing, unless otherwise stated herein, and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you shall be directed to you, c/o Morgan Stanley & Co. Incorporated, at 1585 Broadway, New York, New York 10036, Attention: Equipment Finance Group; and notices to the Company shall be directed to it at US Airways, Inc., Crystal Park Four, 2345 Crystal Drive, Arlington, VA 22227, Attention: Treasurer.

               9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               10. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               11. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

               Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.

                                           Very truly yours,

                                           US AIRWAYS, INC.


                                           By: /s/ Jeffery A. McDougle
                                              ------------------------
                                              Name:  Jeffery A. McDougle
                                              Title: Vice President and
                                                     Treasurer

Agreed, October 26, 2000

MORGAN STANLEY & CO. INCORPORATED
CREDIT LYONNAIS SECURITIES (USA) INC.
DEUTSCHE BANK SECURITIES INC.
SG COWEN SECURITIES CORPORATION


By:  MORGAN STANLEY & CO. INCORPORATED
Acting on behalf of itself and as the representative
of the other named Underwriters.


By: /s/ Christopher Chaput
    ------------------------------
    Name:  Christopher Chaput
    Title: Principal



                                 SCHEDULE I

                 Pass Through Certificates, Series 2000-3G


      Pass Through
      Certificate       Aggregate Principal                                Final Expected
      Designation      Amount to be Purchased       Interest Rate        Distribution Date
      -----------      ----------------------       -------------        -----------------

        2000-3G             $491,135,000                7.89%              March 1, 2019




                                SCHEDULE II

                                Pass Through
                               Certificates,
                               Series 2000-3G


    Morgan Stanley &         Credit Lyonnais          Deutsche Bank         SG Cowen Securities
    Co. Incorporated      Securities (USA) Inc.      Securities Inc.            Corporation
    ----------------      ---------------------      ---------------        --------------------

      $122,786,000            $122,783,000             $122,783,000            $122,783,000



                                SCHEDULE III

                              US AIRWAYS, INC.


Underwriting fees, discounts, commissions or other compensation:  $4,174,648